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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549





                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934





    Date of Report (Date of earliest event reported):  January 24, 1996.




                           COOPER INDUSTRIES, INC.
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           (Exact name of registrant as specified in its charter)



                                    Ohio
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               (State or other jurisdiction of incorporation)


        1-1175                                            31-4156620
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(Commission File No.)                         (IRS Employer Identification No.)


First City Tower, 1001 Fannin, Suite 4000, Houston, TX         77002
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  (Address of principal executive offices)                   (Zip Code)


                               (713) 739-5400
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            (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events

The purpose of this Form 8-K Report is to file the documents listed as Exhibits 1.1, 4.2 and 99.1 in Item 7. Exhibits 1.1 and 4.2 relate to the Company's Registration Statement No. 333-00117 on Form S-3 and specifically relate to the Company's third series medium-term note program being initiated in January 1996, for the issuance, from time to time thereafter, of up to an aggregate amount of $300 million of third series medium-term notes under said Registration Statement. On January 24, 1995, the Company issued the press release attached hereto as Exhibit 99.1 setting forth the Company's results of operations for the calendar year and three-month period ended December 31, 1995.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         1.1 Form of Distribution Agreement dated January 26, 1996 among the Company, Goldman, Sachs & Co., CS First Boston Corporation, Chase Securities, Inc. and Lehman Brothers Inc.

         4.2     Form of Third Series Medium-Term Notes of the Company.

        99.1     Company Press Release Dated January 24, 1996.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       COOPER INDUSTRIES, INC.
                                                             (Registrant)


Date:    January 26, 1996                         /s/Diane K. Schumacher
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                                                  Diane K. Schumacher
                                                  Senior Vice President, General
                                                    Counsel and Secretary


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                              Index to Exhibits


         1.1 Form of Distribution Agreement dated January 26, 1996 among the Company, Goldman, Sachs & Co., CS First Boston Corporation, Chase Securities, Inc. and Lehman Brothers Inc.

         4.2     Form of Third Series Medium-Term Notes of the Company.

         99.1    Company Press Release Dated January 24, 1996.